SOUTHWESTERN ENERGY COMPANY
SUPPLEMENTAL RETIREMENT PLAN

As Amended and Restated Effective January 1, 2005
(except as otherwise provided therein)

TABLE OF CONTENTS

Page

Article 1  INTRODUCTION

1

1.1

Purpose and History of Plan

1

1.2

Status of Plan

1

Article 2  DEFINITIONS

1

2.1

“Actuarial Equivalent”

1

2.2

“Approved Leave of Absence”

1

2.3

“Basic Plan”

1

2.4

“Benefit”

1

2.5

“Basic Plan Benefit”

1

2.6

“Beneficiary”

2

2.7

“Board”

2

2.8

“Change in Control”

2

2.9

“Code”

3

2.10

“Committee”

4

2.11

“Company”

4

2.12

“Compensation”

4

2.13

“Disability”

4

2.14

“Effective Date”

4

2.15

“Eligible Employee”

4

2.16

“Employer”

4

2.17

“ERISA”

4

2.18

“Limit”

4

2.19

“Participant”

4

2.20

“Plan”

4

2.21

“Plan Year”

4

2.22

“Termination of Employment”

5

Article 3  ELIGIBILITY AND PARTICIPATION

5

Article 4  BENEFIT

5

4.1

General Benefit

5

4.2

Change in Control Benefit

5

Article 5  VESTING

5

Article 6  DISTRIBUTION OF BENEFITS

5

6.1

Timing of Distribution

5

6.2

Form of Distribution

6

6.3

Taxes

6

i

TABLE OF CONTENTS

(cont.)

Page

Article 7  PLAN ADMINISTRATION

6

7.1

Plan Administration and Interpretation

6

7.2

Powers, Duties, Procedures

6

7.3

Claims Procedure

6

7.4

Information

7

7.5

Indemnification of Committee

8

Article 8  AMENDMENT AND TERMINATION

8

8.1

Authority to Amend and Terminate

8

8.2

Existing Rights

8

Article 9  MISCELLANEOUS

8

9.1

No Funding

8

9.2

General Creditor Status

8

9.3

Non-assignability

8

9.4

Participants Bound

9

9.5

Satisfaction of Claims; Unclaimed Benefits

9

9.6

Governing Law and Severability

9

9.7

Not Contract of Employment

9

9.8

Headings

9

9.9

Number and Gender

9

ii

Southwestern Energy Company
Supplemental Retirement Plan

As Amended and Restated Effective January 1, 2005

ARTICLE 1
INTRODUCTION

1.1

Purpose and History of Plan.  Southwestern Energy Company (the “Company”) established the Southwestern Energy Company Supplemental Retirement Plan (the “Plan”) to provide benefits to a select group of management and highly compensated employees of an Employer that could not otherwise be provided under the Southwestern Energy Company Pension Plan due to Code limits.  The Plan is hereby amended and restated to comply with the final regulations issued under Code Section 409A .  This Plan as amended and restated shall apply a Participant’s entire Benefit under the Plan regardless of when the Participant earned that Benefit.  The Plan is also amended to take advantage of certain transition relief for Code Section 409A available under Notice 2006-79.

1.2

Status of Plan.  The Plan is intended to be an unfunded plan maintained by the Company “primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1), and the Plan shall be interpreted and administered consistent with this intent.

ARTICLE 2
DEFINITIONS

Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

2.1

"Actuarial Equivalent" shall have the meaning assigned to it under the Basic Plan.  Notwithstanding the foregoing, in no event may the assumptions for determining Actuarial Equivalent under this Plan change after a Change in Control without the written consent of each Participant affected by the change.

2.2

"Approved Leave of Absence" means a military, sick or other bona fide leave of absence approved by the Company under its policies which does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Company under an applicable statute or by contract.

2.3

"Basic Plan" means  the Southwestern Energy Company Pension Plan, as the same may be amended.

2.4

"Benefit" means the amount determined under Article 4.

2.5

"Basic Plan Benefit" means a Participant's benefit determined under the Basic Plan.

2.6

"Beneficiary" means any person entitled to receive payment of benefits under the Basic Plan as a result of the Participant's death.

2.7

"Board" means the Board of Directors of the Company.

2.8

"Change in Control" shall mean the occurrence of any of the following:

(a)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), an “Acquiring Person”) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities, provided, however, that any acquisition by (i) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (ii) any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding the Company Common Stock and the Company voting securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the outstanding the Company Common Stock and the Company voting securities, as the case may be, shall not constitute a Change in Control;

(b)

consummation by the Company of a reorganization, merger or consolidation (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding the Company Common Stock and the Company voting securities immediately prior to such Business Combination do not in the aggregate, immediately following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the outstanding the Company Common Stock and the Company voting securities, as the case may be;

(c)

individuals who constituted the Board of Directors as January 1, 2004 (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual becoming a director subsequent to January 1, 2004 whose appointment to fill a vacancy or to fill a new Board of Directors’ position or whose nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with any actual or threatened solicitation of proxies (other than by the Company) that is or would be subject to Rule 14-12(c) promulgated under the Exchange Act;

(d)

a “change in control” of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act occurs;

(e)

(i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all of the assets of both the Exploration and Production and the Utility business segments of the Company other than to a corporation with respect to which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by  all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding the Company Common Stock and the Company voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding the Company Common Stock and the Company voting securities, as the case may be, immediately prior to such sale or disposition;

(f)

other than with respect to a person who is employed in the Utility business segment of the Company, the sale or other disposition of all or substantially all the assets of the Exploration and Production business segment other than to a corporation with respect to which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding the Company Common Stock and the Company voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding the Company Common Stock and the Company voting securities, as the case may be, immediately prior to such sale or disposition; or

(g)

a majority of the Board determines in its sole and absolute discretion that there has been a Change in Control of the Company or that there will be a Change in Control of the Company upon the occurrence of certain specified events and such events occur.

2.9

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings issued thereunder.  Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

2.10

“Committee”  means the Retirement Committee of the Board.  After a Change in Control, Committee means the Retirement Committee of the Board as it existed immediately before such Change in Control or such persons who are designated to be successors to one or more members of such Committee by the members of such Committee.

2.11

“Company” means Southwestern Energy Company, a Delaware corporation, or any successor corporation thereto.

2.12

“Compensation” means  compensation as defined under the Basic Plan.

2.13

“Disability” means any medically determinable physical or mental impairment resulting in the Participant’s inability to perform the duties of his position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than twelve months and the Participant has received at least three months of income replacement benefits under the Employer’s disability plan.  “Disability” also means permanent incapacitation that results in the Participant being determined to be disabled and granted disability benefits under Title II of the Social Security Act.  The effective date of a Participant’s Disability shall be the date on which he or she is determined to be disabled under the Social Security Act without regard to any retroactive period of benefit payments awarded under the Social Security Act.

2.14

“Effective Date” means January 1, 2005, the date of the amendment and restatement of the Plan.

2.15

“Eligible Employee” means an employee of an Employer who is an eligible employee within the meaning of the Basic Plan and who is designated by the Committee as eligible to participate in the Plan.

2.16

“Employer” means the Company or any affiliate of the Company that is an adopting employer under the Basic Plan.

2.17

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings issued thereunder.  Reference to any section or subsection of ERISA includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

2.18

“Limit” means the Code Section 401(a)(17) limit on compensation or the Code Section 415 limit on benefits under the Basic Plan.

2.19

“Participant” means a current or former Eligible Employee who participates in the Plan in accordance with Article 3 or maintains a Benefit.

2.20

“Plan” means the Southwestern Energy Company Supplemental Retirement Plan as provided herein and as amended from time to time.

2.21

“Plan Year” means the calendar year.

2.22

“Termination of Employment” means when the Participant ceases to perform services for the Company and all majority-owned subsidiaries of the Company, or such services decrease to a level that is 20 percent or less of the average level of services performed by the Participant over the immediately preceding 36-month period.  However, temporary absence from employment because of vacation or Approved Leaves of Absences, and transfers of employment among the Company and its majority-owned subsidiaries shall not be a Termination of Employment.

ARTICLE 3
ELIGIBILITY AND PARTICIPATION

An Eligible Employee shall become a Participant if a Limit applies to reduce his benefit under the Basic Plan.

ARTICLE 4
BENEFIT

4.1

General Benefit.  A Participant’s Benefit shall equal the benefit the Participant would be entitled to receive under the Basic Plan determined without regard to any Limit reduced by the benefit the Participant is entitled to receive under the Basic Plan.

4.2

Change in Control Benefit.  If a Participant is an Eligible Employee when a Change in Control occurs, such Participant’s Benefit shall equal the benefit the Participant would be entitled to receive under the Basic Plan determined without regard to any Limit and crediting the Participant with three additional years of service for all purposes, reduced by the benefit the Participant is entitled to receive under the Basic Plan.

ARTICLE 5
VESTING

A Participant shall become fully vested in his Benefit when such Participant becomes vested in his Basic Plan Benefit.  Notwithstanding the foregoing, a Participant who is an Eligible Employee when a Change in Control occurs and who not fully vested in his Benefit under the preceding sentence shall be fully vested in his Benefit if such Participant would be fully vested in his Basic Plan Benefit were he credited with three additional years of vesting service under that plan.

ARTICLE 6
DISTRIBUTION OF BENEFITS

6.1

Timing of Distribution.  A Participant’s Benefit shall be distributed upon the first to occur of:

(a)

The seventh month following the month in which the Participant incurs a Termination of Employment;

(b)

The month following the Participant’s death; or

(c)

The month following the Participant’s Disability.

6.2

Form of Distribution.  A Participant’s Benefit shall be paid as an Actuarial Equivalent single lump sum payment.

6.3

Taxes.  Income taxes and other taxes payable with respect to a Benefit shall be deducted from such Benefit.  All taxes that the Committee determines are required to be withheld from any payments made pursuant to this Article shall be withheld.

ARTICLE 7
PLAN ADMINISTRATION

7.1

Plan Administration and Interpretation.  The Committee shall oversee the administration of the Plan.  The Committee shall have complete control and authority to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Eligible Employee, Participant, Beneficiary, deceased Participant, or other person having or claiming to have any interest under the Plan.  Benefits under the Plan shall be paid only if the Committee decides in its discretion that the Eligible Employee, Participant or Beneficiary is entitled to them.  Notwithstanding any other provision of the Plan to the contrary, the Committee shall have complete discretion to interpret the Plan and to decide all matters under the Plan.  Such interpretation and decision shall be final, conclusive and binding on all Eligible Employees and Participants and any person claiming under or through any Eligible Employee or Participant, in the absence of clear and convincing evidence that the Committee acted arbitrarily and capriciously.  Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself.  When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant, a Beneficiary, the Employer or a trustee (if any).  The Committee shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

7.2

Powers, Duties, Procedures.  The Committee shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as the Committee may establish.

7.3

Claims Procedure.

(a)

Initial Claim Determination.  Claims by a Participant or Beneficiary shall be presented in writing to the Committee.  The Committee shall review the claim and determine whether the claim should be approved or denied.  In the event the claim is denied (in whole or in part), the Committee shall notify the Participant or Beneficiary in writing of such denial within 90 days after receipt of the claim.  The letter of denial shall set forth the following information:

(i)

the specific reason or reasons for the denial;

(ii)

specific reference to pertinent Plan provisions on which the denial is based;

(iii)

a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

(iv)

an explanation that a full and fair review by the Committee of the decision denying the claim may be requested by the claimant or his authorized representative by filing with the Committee, within 60 days after such notice has been received, a written request for such review; and

(v)

an explanation that if such request is so filed, the claimant or his authorized representative may review relevant documents and submit issues and comments in writing within the same 60 day period specified in paragraph (a)(iv) above.

(b)

Extension of Time for Notice of Denial.  If special circumstances require an extension of time beyond the 90 day period described in paragraph (a) above, the claimant shall be so advised in writing within the initial 90 day period.  In no event shall such extension exceed an additional 90 days.  If the Committee does not respond within 90 or 180 days, the claimant may consider the appeal denied.

(c)

Appeal of the Committee’s Determination.  Any claimant may submit a written request for review of the decision denying the claim if:

(i)

The claim is denied by the Committee;

(ii)

No reply at all is received after 90 days; or

(iii)

The Committee has extended the time by an additional 90 days and no reply is received.

(d)

Time of Committee Decision.  The decision of the Committee shall be made promptly, and not later than 60 days after the Committee receives the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receiving the request for review.  The claimant shall be given a copy of the decision promptly.  The decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.  If the Committee does not respond within 60 or 120 days, the claimant may consider the appeal denied.

(e)

Exhaustion of Remedy.  No claimant shall institute any action or proceeding in any state or federal court of law or equity, or before any administrative tribunal or arbitrator, for a claim for benefits under the Plan, until he has first exhausted the procedures set forth in this Section.

7.4

Information.  To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the compensation of Participants, their employment, retirement, death, termination of employment, and such other pertinent facts as the Committee may require.

7.5

Indemnification of Committee.  The Employer agrees to indemnify and to defend to the fullest extent permitted by law any director, officer or employee who serves on the Committee (including any such individual who formerly served on the Committee) against all liabilities, damages, costs and expenses (including reasonable attorneys’ fees and amounts paid in settlement of any claims approved by the Employer in writing in advance) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

ARTICLE 8
AMENDMENT AND TERMINATION

8.1

Authority to Amend and Terminate.  Subject to Section 8.2, the Committee shall have the right to amend, terminate and/or liquidate the Plan at any time.  The Committee reserves the right to amend or modify the Plan in order to comply with Code Section 409A.  If this Plan is to be terminated and liquidated, all deferred compensation plans of the same type under Treasury Regulation Section 1.409A-1(c)(2) must also be terminated and liquidated, and no deferred compensation plan of that same type may be established by the Company for three years following the termination.  If the Plan is terminated and an irrevocable trust has been established (as described in Section 9.1), the trust will pay benefits as provided under the amended or terminated Plan.

8.2

Existing Rights.  Except for an amendment to comply with Code Section 409A, no amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to his Benefit earned and vested before the later of the date such amendment or termination is adopted or effective.

ARTICLE 9
MISCELLANEOUS

9.1

No Funding.  The Company intends that the Plan constitute an “unfunded” plan for tax purposes and for purposes of Title I of ERISA; provided that the Committee may authorize the creation of trusts and deposit therein cash or other property, or make other arrangements to meet the Company’s obligations under the Plan.  Any such trust or other arrangements shall be consistent with the unfunded status of the Plan, unless the Committee otherwise determines with the consent of each Participant.

9.2

General Creditor Status.  The Plan constitutes a mere promise by the Company to make payments in accordance with the terms of the Plan and Participants and Beneficiaries shall have the status of general unsecured creditors of the Company.  Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Company or of any other person.

9.3

Non-assignability.  None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor of any Participant or Beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or Beneficiary, nor shall any Participant or

Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds that he or she may expect to receive, contingently or otherwise under the Plan.

9.4

Participants Bound.  Any action with respect to the Plan taken by the Committee or a trustee (if any), or any action authorized by or taken at the direction of the Committee or a trustee (if any), shall be conclusive upon all Participants and Beneficiaries entitled to benefits under the Plan.

9.5

Satisfaction of Claims; Unclaimed Benefits.  Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims under the Plan against the Employer, the Committee and a trustee (if any) under the Plan, and the Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.  If any Participant or Beneficiary is determined by the Committee to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Committee may cause the payment or payments becoming due to such person to be made to another person for his benefit without responsibility on the part of the Committee, the Employer or a trustee (if any) to follow the application of such funds.  In the case of a benefit payable on behalf of a Participant, if the Committee is unable to locate the Participant or beneficiary to whom such benefit is payable, upon the Committee’s determination thereof, such benefit shall be forfeited to the Company.  Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan by the Company.

9.6

Governing Law and Severability.  To the extent not preempted by federal law, the Plan shall be construed, administered, and governed in all respects under and by the laws of the State of Texas.  If any provision is held by a court of competent jurisdiction to be invalid or unenforceable for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

9.7

Not Contract of Employment.  The adoption and maintenance of the Plan shall not be deemed to be a contract between the Employer and any person or to be consideration for the employment of any person.  Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time, with or without cause, nor shall the Plan be deemed to give the Employee the right to require any person to remain in the employ of the Employer or to restrict any person’s right to terminate his employment at any time.

9.8

Headings.  Headings and subheading in the Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

9.9

Number and Gender.  Any reference in this Plan to the singular includes the plural where appropriate, and any reference in this Plan to the masculine gender includes the feminine and neuter genders where appropriate.

The Company has caused this amended and restated Plan document to be executed by a duly authorized officer on this 20th day of December, 2007, to be effective as of January 1, 2005.

SOUTHWESTERN ENERGY COMPANY

By: /s/ GREG D. KERLEY
Greg D. Kerley

Its: Executive Vice President and CFO

10